UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Global Equity Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statements of Changes in Net Assets

23 Financial Highlights

28 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Information About Your Fund's Expenses

41 Tax Information

42 Advisory Agreement Board Considerations and Fee Evaluation

47 Board Members and Officers

52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Management Process

Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a bottom-up selection process to identify companies it believes are well positioned for growth. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

Deutsche Global Equity Fund returned 1.77% during the 12-month period ended October 31, 2016, slightly behind the 2.05% return of its benchmark, the MSCI All Country World Index, but well ahead of the –2.08 % average return of the funds in its Morningstar peer group, Foreign Large Blend Funds. The fund also outpaced the peer group in the three- and five-year periods ended on the same date.

Despite multiple bouts of volatility, the world equity markets closed the 12-month period in positive territory. Stocks performed poorly in the initial months of the period, with concerns about slowing global growth and plunging commodity prices pressuring investor sentiment from November to mid-February. This challenging environment changed for the better midway through the first calendar quarter, when the aggressive monetary easing by global central banks revived investors’ appetite for risk. The Bank of Japan and the European Central Bank each cut rates into negative territory, and the U.S. Federal Reserve Board (the Fed) reaffirmed its commitment to a gradual, data-dependent approach to its interest-rate policy. Investors also grew more comfortable with the growth picture, as rebounding commodity prices, an improving outlook for China and steady economic data out of the developed markets allayed fears that the world economy would slip into a recession. Still, headlines remained a factor in market performance through the remainder of the year. In June, for instance, stocks briefly declined following the United Kingdom’s surprising vote to exit the European Union ("Brexit"). Macroeconomic concerns returned in October, when the rally lost steam amid growing uncertainty about the U.S. elections. Even with these potential headwinds, the index closed the 12-month period with a modest gain.

Fund Performance

Both sector allocations and individual stock selection played a role in the fund’s slight underperformance. With regard to the former, the adverse effect of holding an overweight position in health care offset the benefit of being underweight in the financials and consumer discretionary sectors. In terms of selection, we added value through our strong stock-picking in health care, industrials and materials. However, stock selection in real estate, technology and consumer staples detracted.

Among individual positions, the gold mining stock Agnico Eagle Mines Ltd. was the fund’s top contributor. Gold stocks in general performed very well behind the rally in the price of the underlying metal, and Agnico Eagle posted a particularly robust gain due in part to its reputation as a high-quality, well-managed operator. The Norwegian salmon producer Marine Harvest ASA also gained ground due to rising global demand and favorable pricing trends for its products. In the technology sector, we added value through our investment in Applied Materials, Inc. The company is the largest supplier of semiconductor fabrication equipment, which has experienced a strong order cycle driven by increased demand for chips and technology upgrades within the chip industry. Amphenol Corp., a producer of cable equipment and fiber optic connectors, also contributed to performance on the strength of its consistently high growth profile and rising profit margins.

Four portfolio holdings — the health care stocks Medivation, Inc.,* Meda AB,* Cepheid, Inc.* and Press Ganey Holdings, Inc.* — were taken over or bid for during the year, which provided an additional boost to the fund’s relative performance. We believe the takeovers of multiple fund holdings illustrate how our emphasis on companies with strong organic growth can lead us to the types of stocks that may also be attractive to corporate buyers.

* Not held in the portfolio as of October 31, 2016.

On the negative side, Alliance Data Systems Corp. was the largest detractor from our 12-month results. A provider of credit card and marketing services, the company saw its stock price come under pressure from weaker-than-expected earnings and general concerns about a deterioration in consumer credit quality. Three health care stocks — Acadia Healthcare Co., Inc., Allergan PLC and Galenica AG — detracted from returns as well. Acadia was hurt by slower-than-expected patient growth and Brexit fears, while Allergan fell sharply on the news that Pfizer* was withdrawing its bid for the company following increased government scrutiny of "tax-inversion" transactions. Galenica, for its part, was pressured by an unexpected large acquisition. Outside of health care, one of our more notable detractors was CBRE Group, Inc., which was hurt by concern that the commercial real-estate cycle was moving into its later stages.

* Not held in the portfolio as of October 31, 2016.

Outlook and Positioning

We continued to focus our efforts on identifying stocks positioned for sustainable, above-average growth that were trading below what we believe are their intrinsic values. As always, we remained focused on delivering outperformance through the quality of our stock-picking rather than making large "macro" bets or taking excessive risk.

"We stayed active in our effort to add positions in growth companies when market volatility provided us with attractive entry points."

Our search for reasonably valued growth companies led us to make several shifts in the portfolio during the past year. At the regional level, our individual-stock moves prompted us to boost the fund’s weighting in the United States and add modestly to Japan. In the former, the positive economic outlook has created several opportunities in companies with a domestic focus. Japan, for its part, has become more fertile ground to identify growing companies due to the favorable combination of accommodative monetary policy and substantial fiscal stimulus. We funded these additions by reducing the portfolio’s weighting in Europe, where it became somewhat more challenging to find attractive growth stocks due to the structural challenges faced by the region’s economies. The fund’s weighting in the emerging markets held steady at approximately 3% of assets, but we remain on the lookout for opportunities in this segment.

At the individual stock level, we stayed active in our effort to add positions in growth companies when market volatility provided us with attractive entry points. For instance, we capitalized on the January sell-off in the technology sector’s mega-cap growth stocks to initiate a position in Facebook, Inc. well off of its previous high. The company continued to report healthy results in subsequent quarters, fueling a significant rebound in its stock price. Similarly, we added positions in the biotechnology stocks Celgene Corp and Biogen, Inc., both of which came under pressure from concerns about increased government scrutiny on the industry’s pricing practices. The two stocks closed the period above their prior lows, and we saw additional upside potential based on their earnings prospects and product pipelines.

More broadly speaking, we think companies that can deliver both top- and bottom-line growth in excess of the overall market should benefit from steady investor demand at a time of sluggish global economic conditions. Accordingly, our bottom-up strategy was geared toward identifying companies with the type of sustainable, above-average growth that we believe can provide a firm foundation for longer-term performance.

Ten Largest Common Stocks at October 31, 2016 (26.5% of Net Assets)	Country	Percent
1. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	3.5%
2. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	3.2%
3. Agnico Eagle Mines Ltd. Producer of gold	Canada	3.0%
4. Eurofins Scientific Provides a range of analytical testing services to various industries	Luxembourg	2.8%
5. Fresenius Medical Care AG & Co. KGaA Manufacturer and distributor of equipments and products for dialysis patients	Germany	2.8%
6. JPMorgan Chase & Co. Provider of global financial services	United States	2.5%
7. MasterCard, Inc. Offers transaction processing and related services	United States	2.5%
8. Aon PLC Provider of a variety of insurance products globally	United Kingdom	2.2%
9. Alimentation Couche-Tard, Inc. Operates a network of 24-hour convenience stores worldwide	Canada	2.1%
10. Applied Materials, Inc. Manufacturer of semiconductor wafer fabrication equipment	United States	1.9%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Portfolio Management Team

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2003.

— Portfolio Manager - European Equities: New York.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: New York.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Foreign Large Blend Funds category consists of funds that typically invest in a variety of large international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany, and tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	1.77%	6.39%	1.35%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.08%	5.14%	0.75%
MSCI All Country (AC) World Index†	2.05%	8.03%	3.78%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	0.99%	5.63%	0.60%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.99%	5.63%	0.60%
MSCI All Country (AC) World Index†	2.05%	8.03%	3.78%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	1.46%	6.15%	1.17%
MSCI All Country (AC) World Index†	2.05%	8.03%	3.78%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	1.94%	6.59%	1.61%
MSCI All Country (AC) World Index†	2.05%	8.03%	3.78%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	1.93%	6.69%	1.70%
MSCI All Country (AC) World Index†	2.05%	8.03%	3.78%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 2.06%, 2.79%, 2.32%, 1.79% and 1.61% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Equity Fund — Class A ■ MSCI All Country (AC) World Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/16	$ 8.61	$ 8.17	$ 8.33	$ 8.39	$ 8.41
10/31/15	$ 8.49	$ 8.12	$ 8.24	$ 8.26	$ 8.28

Investment Portfolio as of October 31, 2016

	Shares	Value ($)

Common Stocks 96.8%
Canada 8.3%
Agnico Eagle Mines Ltd.	11,400	579,120
Alimentation Couche-Tard, Inc. "B"	8,000	401,879
Brookfield Asset Management, Inc. "A"	18,000	630,329
(Cost $1,001,736)		1,611,328
China 0.9%
Tencent Holdings Ltd.	6,500	172,273
ZTO Express Cayman, Inc. (ADR)*	323	5,468
(Cost $155,929)		177,741
Finland 1.5%
Sampo Oyj "A" (Cost $284,837)	6,200	284,184
Germany 6.5%
Allianz SE (Registered)	2,100	327,497
BASF SE	2,300	202,488
Bayer AG (Registered)	1,900	188,340
Fresenius Medical Care AG & Co. KGaA	6,700	545,228
(Cost $1,143,042)		1,263,553
Ireland 2.3%
Glanbia PLC (a)	1,000	16,260
Glanbia PLC (a)	10,000	162,906
Kerry Group PLC "A" (a)	300	21,922
Kerry Group PLC "A" (a)	3,500	254,118
(Cost $428,349)		455,206
Israel 0.6%
Mobileye NV* (b) (Cost $120,544)	3,000	111,540
Japan 1.6%
ASICS Corp.	7,600	162,181
LINE Corp. (ADR)* (c)	3,500	141,610
(Cost $274,047)		303,791
Luxembourg 2.8%
Eurofins Scientific (Cost $261,410)	1,200	545,474
Malaysia 0.9%
IHH Healthcare Bhd. (Cost $143,231)	110,000	167,828
Mexico 1.2%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $226,476)	2,500	239,175
Netherlands 0.3%
Patheon NV* (b) (Cost $55,696)	2,200	55,858
Norway 0.8%
Marine Harvest ASA* (Cost $103,973)	9,000	163,134
Philippines 0.9%
Universal Robina Corp. (Cost $204,428)	45,000	169,310
Sweden 2.3%
Assa Abloy AB "B"	14,000	254,376
Svenska Cellulosa AB "B"	7,000	198,108
(Cost $429,663)		452,484
Switzerland 6.4%
Comet Holding AG (Registered)*	120	103,926
Galenica AG (Registered)	160	160,241
Lonza Group AG (Registered)*	1,800	339,300
Nestle SA (Registered)	5,000	361,985
Roche Holding AG (Genusschein)	400	91,897
u-blox Holding AG*	1,000	188,925
(Cost $949,291)		1,246,274
United Kingdom 6.2%
Aon PLC (b)	3,800	421,154
Compass Group PLC	17,000	308,088
Halma PLC	19,000	243,524
Spirax-Sarco Engineering PLC	4,300	232,117
(Cost $1,027,341)		1,204,883
United States 53.3%
A.O. Smith Corp.	3,200	144,544
AbbVie, Inc.	3,400	189,652
Acadia Healthcare Co., Inc.*	5,200	186,992
Activision Blizzard, Inc.	7,000	302,190
Allergan PLC*	1,200	250,728
Alliance Data Systems Corp.*	1,000	204,470
Alphabet, Inc. "A"*	300	242,970
Amphenol Corp. "A"	10,500	692,265
Applied Materials, Inc.	13,000	378,040
Biogen, Inc.*	400	112,072
Bristol-Myers Squibb Co.	4,000	203,640
CBRE Group, Inc. "A"*	4,500	115,920
Celgene Corp.*	3,000	306,540
Cerner Corp.*	3,000	175,740
CVS Health Corp.	2,000	168,200
Danaher Corp.	4,200	329,910
Dollar General Corp.	3,500	241,815
Ecolab, Inc.	2,650	302,550
EOG Resources, Inc.	3,300	298,386
EPAM Systems, Inc.*	2,200	141,614
Evolent Health, Inc. "A"*	4,000	84,200
Exxon Mobil Corp.	2,500	208,300
Facebook, Inc. "A"*	2,400	314,376
General Electric Co.	7,500	218,250
JPMorgan Chase & Co.	7,200	498,672
L Brands, Inc.	1,500	108,285
LKQ Corp.*	6,200	200,136
Marcus & Millichap, Inc.*	7,500	175,725
Mastercard, Inc. "A"	4,500	481,590
Mead Johnson Nutrition Co.	2,000	149,540
NIKE, Inc. "B"	3,800	190,684
Noble Energy, Inc.	6,700	230,949
Progressive Corp.	6,300	198,513
Rollins, Inc.	7,500	231,150
Schlumberger Ltd.	3,800	297,274
Scotts Miracle-Gro Co. "A"	2,300	202,607
T-Mobile U.S., Inc.*	6,000	298,380
Time Warner, Inc.	3,800	338,162
TJX Companies, Inc.	3,300	243,375
Union Pacific Corp.	1,800	158,724
United Technologies Corp.	2,000	204,400
Valvoline, Inc.*	2,050	41,820
Zoetis, Inc.	6,000	286,800
(Cost $9,389,484)		10,350,150
Total Common Stocks (Cost $16,199,477)		18,801,913

Preferred Stock 0.4%
Germany
Draegerwerk AG & Co. KgaA (Cost $71,036)	1,000	71,332

Securities Lending Collateral 0.6%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (d) (e) (Cost $126,328)	126,328	126,328

Cash Equivalents 3.9%
Deutsche Central Cash Management Government Fund, 0.35% (d) (Cost $757,403)	757,403	757,403

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $17,154,244)†	101.7	19,756,976
Other Assets and Liabilities, Net	(1.7)	(332,984)
Net Assets	100.0	19,423,992

* Non-income producing security.

† The cost for federal income tax purposes was $17,304,425. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $2,452,551. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,150,407 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $697,856.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) Listed on the New York Stock Exchange.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2016 amounted to $120,975, which is 0.6% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (f)
Canada	$ 1,611,328	$ —	$ —	$ 1,611,328
China	5,468	172,273	—	177,741
Finland	—	284,184	—	284,184
Germany	—	1,263,553	—	1,263,553
Ireland	—	455,206	—	455,206
Israel	111,540	—	—	111,540
Japan	141,610	162,181	—	303,791
Luxembourg	—	545,474	—	545,474
Malaysia	—	167,828	—	167,828
Mexico	239,175	—	—	239,175
Netherlands	55,858	—	—	55,858
Norway	—	163,134	—	163,134
Philippines	—	169,310	—	169,310
Sweden	—	452,484	—	452,484
Switzerland	—	1,246,274	—	1,246,274
United Kingdom	421,154	783,729	—	1,204,883
United States	10,350,150	—	—	10,350,150
Preferred Stock	—	71,332	—	71,332
Short-Term Investments (f)	883,731	—	—	883,731
Total	$ 13,820,014	$ 5,936,962	$ —	$ 19,756,976

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $16,270,513) — including $120,975 of securities loaned	$ 18,873,245
Investment in Government & Agency Securities Portfolio (cost $126,328)*	126,328
Investment in Deutsche Central Cash Management Government Fund (cost $757,403)	757,403
Total investments in securities, at value (cost $17,154,244)	19,756,976
Foreign currency, at value (cost $91,882)	89,337
Receivable for investments sold	151,406
Receivable for Fund shares sold	9,742
Dividends receivable	10,086
Interest receivable	419
Foreign taxes recoverable	21,704
Other assets	25,015
Total assets	20,064,685
Liabilities
Cash overdraft	141
Payable upon return of securities loaned	126,328
Payable for investments purchased	315,909
Payable for Fund shares redeemed	2,422
Accrued Directors' fee	528
Payable to Advisor	71,245
Other accrued expenses and payables	124,120
Total liabilities	640,693
Net assets, at value	$ 19,423,992
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	2,602,732
Foreign currency	(4,038)
Accumulated net realized gain (loss)	(47,296,588)
Paid-in capital	64,121,886
Net assets, at value	$ 19,423,992

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($10,714,592 ÷ 1,244,121 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.61
Maximum offering price per share (100 ÷ 94.25 of $8.61)	$ 9.14

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,170,303 ÷ 388,022 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)

$ 8.17
Class R Net Asset Value, offering and redemption price(a) per share ($547,009 ÷ 65,674 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.33
Class S Net Asset Value, offering and redemption price(a) per share ($3,375,780 ÷ 402,335 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.39
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,616,308 ÷ 192,143 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.41

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,347)	$ 304,674
Income distributions — Deutsche Central Cash Management Government Fund	2,195
Securities lending income, net of borrower rebates	3,027
Total income	309,896
Expenses: Management fee	153,805
Administration fee	21,972
Services to shareholders	56,778
Distribution and service fees	67,643
Custodian fee	20,493
Professional fees	85,880
Reports to shareholders	26,743
Registration fees	73,478
Directors' fees and expenses	3,052
Other	11,456
Total expenses before expense reductions	521,300
Expense reductions	(198,700)
Total expenses after expense reductions	322,600
Net investment income (loss)	(12,704)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	578,742
Foreign currency	(23,622)
Payment by affiliates (see Note F)	69,149
624,269
Change in net unrealized appreciation (depreciation) on: Investments	(445,124)
Foreign currency	(2,158)
(447,282)
Net gain (loss)	176,987
Net increase (decrease) in net assets resulting from operations	$ 164,283

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income (loss)	$ (12,704)	$ 4,976
Net realized gain (loss)	624,269	1,780,779
Change in net unrealized appreciation (depreciation)	(447,282)	(1,711,862)
Net increase (decrease) in net assets resulting from operations	164,283	73,893
Fund share transactions: Proceeds from shares sold	3,796,947	2,648,322
Payments for shares redeemed	(13,930,666)	(16,437,662)
Redemption fees	6	—
Net increase (decrease) in net assets from Fund share transactions	(10,133,713)	(13,789,340)
Increase (decrease) in net assets	(9,969,430)	(13,715,447)
Net assets at beginning of period	29,393,422	43,108,869
Net assets at end of period	$ 19,423,992	$ 29,393,422

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.49	$ 8.47	$ 8.24	$ 6.90	$ 6.73
Income (loss) from investment operations: Net investment income (loss)[a]	.00*	.00*	.01	.10	.15
Net realized and unrealized gain (loss)	.12	.02	.35	1.40	.15
Total from investment operations	.12	.02	.36	1.50	.30
Less distributions from: Net investment income	—	—	(.13)	(.16)	(.13)
Redemption fees	.00*	—	.00*	.00*	.00*
Net asset value, end of period	$ 8.61	$ 8.49	$ 8.47	$ 8.24	$ 6.90
Total Return (%)[b,c]	1.41[d]	.24	4.45	22.16	4.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	15	18	22	23
Ratio of expenses before expense reductions (%)	2.32	2.06	1.80	1.77	1.66
Ratio of expenses after expense reductions (%)	1.40	1.44	1.47	1.49	1.58
Ratio of net investment income (%)	.02	.02	.17	1.34	2.25
Portfolio turnover rate (%)	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 8.16	$ 7.94	$ 6.64	$ 6.47
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.06)	(.05)	.04	.10
Net realized and unrealized gain (loss)	.11	.02	.34	1.37	.15
Total from investment operations	.05	(.04)	.29	1.41	.25
Less distributions from: Net investment income	—	—	(.07)	(.11)	(.08)
Redemption fees	.00*	—	.00*	.00*	.00*
Net asset value, end of period	$ 8.17	$ 8.12	$ 8.16	$ 7.94	$ 6.64
Total Return (%)[b,c]	.62[d]	(.49)	3.65	21.39	4.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	4	3
Ratio of expenses before expense reductions (%)	3.01	2.79	2.54	2.50	2.42
Ratio of expenses after expense reductions (%)	2.15	2.19	2.22	2.24	2.33
Ratio of net investment income (loss) (%)	(.76)	(.73)	(.58)	.60	1.54
Portfolio turnover rate (%)	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Amount is less than $.005.

Class R	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.24	$ 8.23	$ 8.01	$ 6.70	$ 6.54
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.02)	(.01)	.08	.13
Net realized and unrealized gain (loss)	.11	.03	.34	1.37	.15
Total from investment operations	.09	.01	.33	1.45	.28
Less distributions from: Net investment income	—	—	(.11)	(.14)	(.12)
Redemption fees	.00*	—	.00*	.00*	.00*
Net asset value, end of period	$ 8.33	$ 8.24	$ 8.23	$ 8.01	$ 6.70
Total Return (%)[b]	1.09[c]	.12	4.15	21.98	4.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	2
Ratio of expenses before expense reductions (%)	2.63	2.32	2.08	2.05	1.87
Ratio of expenses after expense reductions (%)	1.65	1.69	1.72	1.74	1.83
Ratio of net investment income (%)	(.21)	(.20)	(.07)	1.05	2.02
Portfolio turnover rate (%)	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.26	$ 8.22	$ 8.00	$ 6.71	$ 6.54
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.01	.02	.11	.16
Net realized and unrealized gain (loss)	.11	.03	.34	1.36	.16
Total from investment operations	.13	.04	.36	1.47	.32
Less distributions from: Net investment income	—	—	(.14)	(.18)	(.15)
Redemption fees	.00*	—	.00*	.00*	.00*
Net asset value, end of period	$ 8.39	$ 8.26	$ 8.22	$ 8.00	$ 6.71
Total Return (%)[b]	1.57[c]	.49	4.57	22.28	5.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	11	13	12
Ratio of expenses before expense reductions (%)	2.11	1.79	1.58	1.52	1.44
Ratio of expenses after expense reductions (%)	1.19	1.29	1.32	1.34	1.34
Ratio of net investment income (%)	.22	.13	.31	1.48	2.53
Portfolio turnover rate (%)	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.28	$ 8.23	$ 8.02	$ 6.71	$ 6.55
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.02	.03	.11	.17
Net realized and unrealized gain (loss)	.11	.03	.33	1.38	.15
Total from investment operations	.13	.05	.36	1.49	.32
Less distributions from: Net investment income	—	—	(.15)	(.18)	(.16)
Redemption fees	.00*	—	.00*	.00*	.00*
Net asset value, end of period	$ 8.41	$ 8.28	$ 8.23	$ 8.02	$ 6.71
Total Return (%)	1.57[b,c]	.61[b]	4.54[b]	22.65[b]	5.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	7	9	25	32
Ratio of expenses before expense reductions (%)	1.90	1.61	1.37	1.32	1.23
Ratio of expenses after expense reductions (%)	1.15	1.19	1.22	1.24	1.23
Ratio of net investment income (%)	.24	.27	.31	1.48	2.71
Portfolio turnover rate (%)	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Equity Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $47,146,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$ (47,146,000)
Net unrealized appreciation (depreciation) on investments	$ 2,452,551

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $9,142,031 and $18,591,931, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the year ended October 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.70% of the Fund's average daily net assets.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class R	1.65%
Class S	1.20%
Institutional Class	1.15%

Effective October 1, 2016 to September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.32%
Class C	2.07%
Class R	1.57%
Class S	1.07%
Institutional Class	1.07%

For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 118,351
Class B	145
Class C	29,332
Class R	6,588
Class S	32,055
Institutional Class	12,229
$ 198,700

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $21,972, of which $1,670 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 15,731	$ 2,280
Class B	63	—
Class C	953	160
Class R	280	49
Class S	6,809	932
Institutional Class	533	57
	$ 24,369	$ 3,478

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 60	$ —
Class C	25,351	2,052
Class R	1,673	119
	$ 27,084	$ 2,171

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 30,803	$ 7,024.24%
Class B	20	—	.25%
Class C	8,069	2,166.24%
Class R	1,667	538.25%
	$ 40,559	$ 9,728

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2016 aggregated $440.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016, the CDSC for Class C shares aggregated $185. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,827, of which $7,569 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $275.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	130,696	$ 1,094,073	173,769	$ 1,476,516
Class C	216,033	1,726,692	56,896	473,666
Class R	14,500	116,387	20,712	172,488
Class S	76,120	605,639	53,469	444,292
Institutional Class	30,973	254,156	9,261	81,360
		$ 3,796,947		$ 2,648,322
Shares redeemed
Class A	(621,499)	$ (5,216,171)	(611,510)	$ (5,199,686)
Class B	(5,885)*	(43,881)*	(8,541)	(71,366)
Class C	(191,083)	(1,458,750)	(91,782)	(752,440)
Class R	(48,682)	(393,793)	(84,441)	(685,284)
Class S	(135,977)	(1,092,814)	(962,860)	(7,904,995)
Institutional Class	(687,139)	(5,725,257)	(220,244)	(1,823,891)
		$ (13,930,666)		$ (16,437,662)
Redemption fees		$ 6		$ —
Net increase (decrease)
Class A	(490,803)	$ (4,122,094)	(437,741)	$ (3,723,170)
Class B	(5,885)*	(43,881)*	(8,541)	(71,366)
Class C	24,950	267,943	(34,886)	(278,774)
Class R	(34,182)	(277,406)	(63,729)	(512,796)
Class S	(59,857)	(487,174)	(909,391)	(7,460,703)
Institutional Class	(656,166)	(5,471,101)	(210,983)	(1,742,531)
		$ (10,133,713)		$ (13,789,340)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

F. Payment by Affiliates

During the year ended October 31, 2016, the Advisor agreed to reimburse the Fund $69,149 for a loss incurred on a trade executed incorrectly. The amount of the losses were 0.35% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and the Shareholders of Deutsche Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Equity Fund (the "Fund") at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,027.30	$ 1,023.70	$ 1,027.00	$ 1,029.30	$ 1,029.30
Expenses Paid per $1,000*	$ 7.08	$ 10.89	$ 8.36	$ 6.02	$ 5.82
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,018.15	$ 1,014.38	$ 1,016.89	$ 1,019.20	$ 1,019.41
Expenses Paid per $1,000*	$ 7.05	$ 10.84	$ 8.31	$ 5.99	$ 5.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
Deutsche Global Equity Fund	1.39%	2.14%	1.64%	1.18%	1.14%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Global Equity Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 806	25156G 608	25156G 509
Fund Number	499	799	2399	559

For shareholders of Class R
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	DBITX
CUSIP Number	25156G 707
Fund Number	1501

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Global Equity Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$69,981	$0	$0	$1,500
2015	$67,981	$0	$0	$600

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$1,500	$52,339	$0	$53,839
2015	$600	$30,661	$0	$31,261

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Equity Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016